UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/20/2010

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33411

VA	31-1804543
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

67 Commerce Drive
Honaker, VA 24260
(Address of principal executive offices, including zip code)

(276) 873-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the "Corporation") held its annual shareholders meeting on May 20, 2010. At the annual meeting, shareholders elected three directors to serve three year terms expiring in 2013. Those directors elected are Tim W. Ball, Michael G. McGlothlin, and B. Scott White. No other official business came before the shareholders in that meeting.

The independent inspectors of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Directors

Nominees                     Votes FOR       Votes Withheld    Votes ABSTAIN      Broker Non-Votes

Tim W. Ball                      5,022,537            157,842                           219                     144,716

Michael G. McGlothlin   4,969,212            211,167                           219                     144,716

B. Scott White                  4,963,492            216,887                         219                     144,716

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Peoples Bankshares, Inc.

Date: May 24, 2010	By:	/s/ Jonathan Mullins
Jonathan Mullins
President and Chief Executive Officer